UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2019

PIER 1 IMPORTS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-07832	75-1729843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 PIER 1 PLACE FORT WORTH, TEXAS		76102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (817) 252-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PIR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fiscal 2020 Long-Term Incentive Program

On June 19, 2019, the Compensation Committee of the Board of Directors (the “Board”) of Pier 1 Imports, Inc. (the “Company”) recommended to the Board, and the Board approved, the Company’s long-term incentive program for its executive officers for fiscal 2020.  Named executive officers eligible to receive a long-term incentive award for fiscal 2020 are William H. Savage, Executive Vice President, Global Supply Chain; Mark R. Haley, Executive Vice President, Store Sales and Operations; and Robert E. Bostrom, Executive Vice President, Chief Legal and Compliance Officer and Corporate Secretary (collectively, the “NEOs”).  The long-term incentive program provides for targeted value grants consisting of 50% cash-settled restricted stock unit (“RSU”) awards and 50% stock-settled RSU awards pursuant to the Pier 1 Imports, Inc. 2015 Stock Incentive Plan, as amended (the “Plan”). The grants were made effective June 20, 2019 based on the 30-day trailing average of the closing price of the Company’s common stock as of the grant date and the number of units granted to the NEOs is provided below:

Name:	Cash-Settled RSUs	Stock-Settled RSUs
William H. Savage	12,981	12,980
Mark R. Haley	10,962	10,961
Robert E. Bostrom	23,654	23,653

The RSUs will vest at a rate of 33%, 33%, and 34% of the units on the first, second and third anniversaries of the grant date, respectively, provided that the participant is employed with the Company or an affiliate of the Company on the vest date.  Each cash-settled unit represents the right to receive a cash payment equal to the Fair Market Value (as defined in the Plan), as of the applicable vesting date, of an equal number of shares of the Company’s common stock.

The RSU awards include “double-trigger” provisions that will cause their vesting following a change in control of the Company if the awards are not assumed or equitably converted by the successor company, or if assumed or equitably converted and the executive’s employment is terminated without “cause” or he or she resigns for “good reason,” each as defined in the award agreement, within one year of the change in control.  The RSU awards include restrictive covenants related to confidentiality, non-solicitation and non-competition.

The foregoing descriptions of the RSU awards are summaries of the terms thereof, do not purport to be complete and are qualified in their entirety by reference to the respective agreements, which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Appointment of Deborah Rieger-Paganis as Interim Principal Financial Officer

On June 19, 2019, the Company appointed Deborah Rieger-Paganis as Interim Principal Financial Officer of the Company.  Ms. Rieger-Paganis, age 63, has been serving as the Company’s Interim Chief Financial Officer since April 17, 2019. Ms. Rieger-Paganis is employed as a managing director of AlixPartners, LLP, a global consulting firm, and will continue in that capacity while serving as Interim Chief Financial Officer and Interim Principal Financial Officer of the Company.  In her capacity as a managing director at AlixPartners, Ms. Rieger-Paganis has worked closely with the Company’s leadership team in a consulting capacity.  Ms. Rieger-Paganis has more than 30 years of experience leading and improving retail companies’ finance organizations and business operations, including 17 years at AlixPartners, where she has served as both an advisor and an interim chief financial officer to a range of companies.

On April 17, 2019, the Company entered into an agreement for the provision of interim management services (the “APS Agreement”) with AP Services, LLC (“APS”), pursuant to which Ms. Rieger-Paganis is serving as Interim Chief Financial Officer. AlixPartners, LLP (“AlixPartners”), an affiliate of APS, and the Company are parties to a letter agreement, dated January 14, 2019 and the addendums thereto (collectively, the “AlixPartners Consulting Agreement”), pursuant to which AlixPartners provides financial and operational consulting services to the Company on a per project basis.  The APS Agreement and the AlixPartners Consulting Agreement were described in a Current Report on Form 8-K filed by the Company on April 17, 2019 announcing Ms. Rieger-Paganis’ appointment as Interim Chief Financial Officer of the Company, which descriptions are incorporated by reference herein. Ms. Rieger-Paganis will not receive any compensation directly from the Company and is expected to continue to be employed and compensated by APS during the term of her service as Interim Chief Financial Officer.

Other than as set forth above, the selection of Ms. Rieger-Paganis to serve as Interim Principal Financial Officer of the Company was not pursuant to any agreement or understanding between her and any other person.  There are no transactions between the Company and Ms. Rieger-Paganis that would be reportable under Item 404(a) of SEC Regulation S.K.  In addition, the Company has determined that there are no family relationships between Ms. Rieger-Paganis and any director or executive officer of the Company.

Effective with Ms. Rieger-Paganis’ appointment, Darla D. Ramirez, Vice President and Controller of the Company’s operating subsidiaries and the Company’s Principal Accounting Officer, stepped down as Interim Principal Financial Officer of the Company on June 19, 2019.

Item 9.01. Financial Statements and Exhibits.

(a)-(c) Not applicable.

(d)	Exhibit Number	Description

	10.1	Form of Fiscal 2020 Cash-Settled Restricted Stock Unit Award Agreement.

	10.2	Form of Fiscal 2020 Stock-Settled Restricted Stock Unit Award Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

Date: June 24, 2019	By:	/s/ Robert E. Bostrom
Robert E. Bostrom, Executive Vice President,
Chief Legal and Compliance Officer and Corporate Secretary